ADAMS
DIVERSIFIED EQUITY
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2023
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Letter to Shareholders

Dear Fellow Shareholders,
A year ago, as the third quarter of 2022 wrapped up with the S&P 500 Index down nearly 24% year-to-date, we noted that “no one knows the answers” to a series of big-picture questions. Will there be a recession? What’s next for still-sticky inflation, and how high will the U.S. Federal Reserve (Fed) push interest rates in response? How much will China’s economy rebound? What will the end game be in Ukraine? How high will the U.S. dollar climb? In the year since, we have received all sorts of clues. But for the most part, we have not received any real answers.
Our Fund outperformed both the S&P 500 and the Morningstar U.S. Large Blend category in the third quarter. The Fund’s market price return was 15.5% for 2023 to date.

Back then, many economists and market observers believed that rising interest rates would result in a recession. When that didn’t happen, sentiment flipped, and the likelihood of a soft landing and potential easing from the Fed gained traction. Now, as inflation ticks back up on the back of higher energy prices and with student loan payments resuming, concerns about the resilience of consumer spending are rising, and recessionary fears are back. Meanwhile, the worrisome data and prickly geopolitical headlines from China continue, and the war in Ukraine rages on.
Through it all, investor sentiment has ebbed, flowed, and ebbed again, sometimes with every turn of the 24-hour news cycle. It can be easy to get caught up in that noise. It can be tempting to allow emotions to push and prod, impacting investment decisions. When the headlines are bad, it can feel like the markets are about to go into freefall. When the future looks promising, it can be easy to chase performance or feel the fear of missing out. The truth is, there is always uncertainty in the market—it’s more often gray than black and white. Instead of reacting to each piece of new information, it’s better to focus on the long term, sticking with a well-thought-out investment plan that matches your risk tolerance and timeframe.
Market enthusiasm waned in the third quarter. One thing investors seem to have accepted as truth, at least for the moment, may be the key to understanding the decline: interest rates will likely remain higher for longer. The 10-year U.S. Treasury yield closed the third quarter just below 4.6%, reaching levels not seen since 2007. That, together with all the uncertainty and unanswered questions, has weighed on investor sentiment and equity returns since the S&P 500 reached its 2023 high in late July. The Index returned -3.3% during the third quarter, leaving it up 13.1% year-to-date.

Letter to Shareholders (continued)

Our Fund, with a -2.5% return, outperformed both the S&P 500 and the Morningstar U.S. Large Blend category in the third quarter, each by 0.8%. The Fund’s 12.8% return for the first nine months of 2023 slightly lagged the return of the S&P 500 but was 1.2% ahead of the peer group. The Fund’s market price return was 15.5% for 2023 to date.
For our Fund, the Consumer Discretionary and Information Technology sectors were our largest positive contributors during the quarter, followed by Consumer Staples and Energy. Industrials and Utilities detracted from relative performance.
Stock selection in Consumer Discretionary was a key driver of relative gains. Our position in Booking Holdings, which operates booking.com, Priceline, OpenTable, and Kayak, among other brands, was a leading contributor. Shares continued their 2023 rally as second-quarter earnings surged past consensus estimates amid strong bookings growth, and the company forecasted a record summer travel season. Booking launched an AI trip planner that can link the technology directly to booking reservations. Uber Technologies, a holding we added in the second quarter, was also a notable contributor as the ridesharing company reported its first profitable quarter supported by strong top-line growth and lower costs.
In the Technology sector, communications equipment names were key contributors to relative performance, led by our position in data center networking hardware provider Arista Networks. The company’s second-quarter results were stronger than expected, as demand from their AI-focused data center customers remained robust. The semiconductors and semiconductor equipment industry, where our underweight has been a drag on returns in 2023, was a notable contributor during the third quarter, led by our position in Micron Technology. The company beat quarterly earnings estimates amid signs of a recovery from a cyclical downturn. We believe demand and prices for the memory chips produced by Micron will likely continue to recover.
Our Industrials holdings returned -6.8% during the quarter, lagging the Index’s return of  -5.2%. Triggered by mixed growth outlooks, cyclical stocks reversed some of their strong performances in the first half of the year. Allegion plc, a leading provider of secure access technology, declined after it lowered its growth expectations for the balance of 2023, and we decided to sell our position. Boeing Company declined on supply chain concerns, but we remain confident in the company’s ability to generate strong free cash flow going forward and expect the stock to recover.
Utilities was the worst performing sector in the S&P 500, declining 9.3% in the quarter as interest rates moved higher. Our Utilities holdings declined 13.6%, largely due to our exposure to renewable energy through our investment in AES Corporation. Concerns about funding new renewable energy projects have raised doubts about AES’s growth expectations. Despite near-term uncertainty, we continue to see renewable energy as a differentiating growth opportunity that supports our long-term outlook for the stock.
For the nine months ended September 30, 2023, the total return on the Fund’s net asset value (NAV) per share (with dividends and capital gains reinvested) was

Letter to Shareholders (continued)

12.8%. This compares to a 13.1% total return for the S&P 500 and a 11.6% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was 15.5%.
For the twelve months ended September 30, 2023, the Fund’s total return on NAV was 21.5%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were 21.6% and 20.6%, respectively. The Fund’s total return on market price for the period was 22.3%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $18.1 million, or $.15 per share, consisting of $.02 net investment income and $.02 long-term capital gain, realized in 2022, and $.11 of net investment income realized in 2023, all taxable in 2023. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
At Adams Funds, we take a long-term view of investing, carefully constructing our portfolios using a disciplined process. We focus on identifying strong companies that are executing at high levels and trade at attractive valuations. We believe this straightforward philosophy, backed by fundamental analysis as well as a thoughtful assessment of risk and reward, allows us to mitigate the impact of the emotional swings and behavioral biases that can hurt investors. We believe this is the best way to maximize the likelihood of good, long-term investing outcomes. We appreciate the trust you have placed in us, and we will continue to work hard on your behalf.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
October 19, 2023

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2023	2022
At September 30:
Net asset value per share	$19.43	$17.13
Market price per share	$16.64	$14.57
Shares outstanding	120,809,873	117,873,650
Total net assets	$2,347,175,163	$2,018,853,995
Average net assets	$2,300,787,863	$2,344,762,738
Unrealized appreciation on investments	$821,084,338	$542,170,305

For the nine months ended September 30:
Net investment income	$14,162,231	$15,848,908
Net realized gain (loss)	$88,016,912	$80,814,648
Cost of shares repurchased	$1,412,997	$–
Shares repurchased	92,434	–
Total return (based on market price)	15.5%	-24.3%
Total return (based on net asset value)	12.8%	-23.2%

Key ratios:
Expenses to average net assets*	0.62%	0.54%
Net investment income to average net assets*	0.83%	0.91%
Portfolio turnover*	74.2%	69.5%
Net cash & short-term investments to net assets	0.3%	0.7%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2023
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$174,388,725	7.4%
Apple Inc.	154,157,484	6.6
Alphabet Inc. Class A	95,436,198	4.1
NVIDIA Corporation	72,382,336	3.1
Amazon.com, Inc.	70,729,568	3.0
Adams Natural Resources Fund, Inc.*	50,558,215	2.2
JPMorgan Chase & Co.	47,822,230	2.0
Visa Inc. Class A	47,235,084	2.0
UnitedHealth Group Incorporated	45,679,614	1.9
Meta Platforms, Inc. Class A	42,479,715	1.8
	$800,869,169	34.1%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

September 30, 2023
(unaudited)
	Shares	Value (a)
Common Stocks — 99.7%
Communication Services — 8.8%
Alphabet Inc. Class A (b)	729,300	$95,436,198
Comcast Corporation Class A	646,500	28,665,810
Meta Platforms, Inc. Class A (b)	141,500	42,479,715
Netflix, Inc. (b)	65,722	24,816,627
Verizon Communications Inc.	462,800	14,999,348
		206,397,698
Consumer Discretionary — 11.0%
Amazon.com, Inc. (b)	556,400	70,729,568
Booking Holdings Inc. (b)	9,800	30,222,710
Home Depot, Inc.	58,000	17,525,280
McDonald’s Corporation	104,900	27,634,856
O’Reilly Automotive, Inc. (b)	24,000	21,812,640
Skechers U.S.A., Inc. Class A (b)	280,900	13,750,055
Tesla, Inc. (b)	140,500	35,155,910
TJX Companies, Inc.	260,360	23,140,797
Uber Technologies, Inc. (b)	405,500	18,648,945
		258,620,761
Consumer Staples — 6.5%
Altria Group, Inc.	316,400	13,304,620
Coca-Cola Company	165,700	9,275,886
Colgate-Palmolive Company	158,500	11,270,935
Monster Beverage Corporation (b)	242,668	12,849,271
PepsiCo, Inc.	78,800	13,351,872
Philip Morris International Inc.	227,435	21,055,932
Procter & Gamble Company	261,449	38,134,951
Walmart Inc.	203,581	32,558,709
		151,802,176
Energy — 5.0%
Adams Natural Resources Fund, Inc. (c)(f)	2,186,774	50,558,215
Diamondback Energy, Inc.	114,200	17,687,296
Exxon Mobil Corporation	148,174	17,422,299
Marathon Petroleum Corporation	117,037	17,712,379
Pioneer Natural Resources Company	63,600	14,599,380
		117,979,569

Schedule of Investments (continued)

September 30, 2023
(unaudited)
	Shares	Value (a)
Financials — 12.6%
American International Group, Inc.	421,600	$25,548,960
Bank of America Corp.	367,768	10,069,488
Berkshire Hathaway Inc. Class B (b)	72,543	25,411,813
Chubb Limited	122,100	25,418,778
JPMorgan Chase & Co.	329,763	47,822,230
Mastercard Incorporated Class A	91,862	36,369,084
Morgan Stanley	319,869	26,123,701
S&P Global, Inc.	78,700	28,757,767
Visa Inc. Class A	205,361	47,235,084
Wells Fargo & Company	569,800	23,282,028
		296,038,933
Health Care — 13.1%
Align Technology, Inc. (b)	39,000	11,907,480
Becton, Dickinson and Company	86,300	22,311,139
Cencora, Inc.	166,300	29,929,011
DexCom, Inc. (b)	194,957	18,189,488
Eli Lilly and Company	63,568	34,144,280
Health Care Select Sector SPDR Fund	223,200	28,734,768
IDEXX Laboratories, Inc. (b)	34,300	14,998,361
Johnson & Johnson	101,200	15,761,900
Merck & Co., Inc.	332,700	34,251,465
Regeneron Pharmaceuticals, Inc. (b)	32,300	26,581,608
Thermo Fisher Scientific Inc.	47,900	24,245,543
UnitedHealth Group Incorporated	90,600	45,679,614
		306,734,657
Industrials — 8.2%
Boeing Company (b)	125,177	23,993,927
Carrier Global Corporation	436,020	24,068,304
Generac Holdings Inc. (b)	92,700	10,100,592
Ingersoll Rand Inc.	267,300	17,032,356
Lockheed Martin Corporation	59,211	24,214,931
Paycom Software, Inc.	33,600	8,711,472
Quanta Services, Inc.	119,000	22,261,330
Republic Services, Inc.	148,200	21,119,982
TransDigm Group Incorporated (b)	23,900	20,150,807
Union Pacific Corporation	103,300	21,034,979
		192,688,680

Schedule of Investments (continued)

September 30, 2023
(unaudited)
	Shares	Value (a)
Information Technology — 27.6%
Accenture plc Class A	101,119	$31,054,656
Advanced Micro Devices, Inc. (b)	257,400	26,465,868
Apple Inc.	900,400	154,157,484
Arista Networks, Inc. (b)	119,691	22,014,766
Cisco Systems, Inc.	502,500	27,014,400
Intuit Inc.	47,600	24,320,744
Lam Research Corporation	48,900	30,649,053
Micron Technology, Inc.	289,400	19,687,882
Microsoft Corporation	552,300	174,388,725
NVIDIA Corporation	166,400	72,382,336
Oracle Corporation	109,400	11,587,648
QUALCOMM Incorporated	37,600	4,175,856
Salesforce, Inc. (b)	135,700	27,517,246
Synopsys, Inc. (b)	50,100	22,994,397
		648,411,061
Materials — 2.5%
DuPont de Nemours, Inc.	151,686	11,314,259
Linde plc	61,100	22,750,585
PPG Industries, Inc.	106,500	13,823,700
Teck Resources Limited	229,400	9,884,846
		57,773,390
Real Estate — 2.3%
Digital Realty Trust, Inc.	123,000	14,885,460
Prologis, Inc.	174,800	19,614,308
Public Storage	43,300	11,410,416
Ventas, Inc.	206,000	8,678,780
		54,588,964
Utilities — 2.1%
AES Corporation	582,500	8,854,000
American Water Works Company, Inc.	107,783	13,346,769
CenterPoint Energy, Inc.	460,600	12,367,110
DTE Energy Company	137,400	13,641,072
		48,208,951
Total Common Stocks
(Cost $1,518,477,884)		2,339,244,840

Schedule of Investments (continued)

September 30, 2023
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 0.4%
Money Market Funds — 0.4%
Northern Institutional Treasury Premier Portfolio, 5.20% (e)	552,466	552,466
Western Asset Institutional Liquid Reserves Fund, 5.41% (e)	9,107,601	9,106,691
Total Short-Term Investments
(Cost $9,657,775)		9,659,157
Total — 100.1%
(Cost $1,528,285,659)		2,349,369,997
Other Assets Less Liabilities — (0.1)%		(2,194,834)
Net Assets — 100.0%		$2,347,175,163

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the nine months ended September 30, 2023, investments in affilates were as follows:

Affiliate	Shares held	Net realized gain (loss) and long-term capital gain distributions	Dividend income and short-term capital gain distributions	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Fund, Inc. (non-controlled)	2,186,774	43,735	612,297	2,886,542	50,558,215
Total		$43,735	$612,297	$2,886,542	$51,024,215
Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle (3) (4)
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Equiniti Trust Company, LLC
(f/k/a American Stock Transfer & Trust Company, LLC)
Shareholder Services:
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: https://equiniti.com/us/ast-access/individuals/
Email: helpast@equiniti.com